Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by PRP-LB IV, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted on mortgage loans with origination dates from October 1998 through April 2008 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Compliance Only Scope (63 loans). The loans reviewed using the Compliance Only Scope are referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The initial population consisted of 73 mortgage loans.

The final population of the Review covered 63 mortgage loans totaling an aggregate original principal balance of approximately $12.974 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Interest Rate Change Frequency	Occupancy
Amortization Term	Interest Rate Initial Cap	Original CLTV
Amortization Type	Interest Rate Initial Floor	Original Interest Rate
Appraisal Date	Interest Rate Life Cap	Original Loan Amount
Appraised Value	Interest Rate Life Floor	Original LTV
Balloon Flag	Interest Rate Life Max	Original P&I
Borrower First Name	Interest Rate Life Min	Original Term
Borrower Last Name	Interest Rate Periodic Cap	Payment Change Frequency
City	Interest Rate Periodic Floor	Payment Frequency
Contract Sales Price	Lien Position	PMI Company
Doc Type	LTV Valuation Value	PMI Coverage %
First Interest Rate Change Date	Margin	Property Type
First Payment Change Date	Maturity Date	Purpose
First Payment Date	Maximum Balance %	Refi Purpose
Index Type	MERS Min Number	Representative FICO
Interest Collection Type	Neg Am	State
Interest Only	Next Interest Rate Change Date	Street
Interest Only Period	Note Date	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (63 Loans)

(I)	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

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ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

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(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (0 Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

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(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43©);
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43© (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

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Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

With regard to General Ability to Repay testing, the compliance review was performed with the following considerations with respect to guideline deviations. Note, the following considerations are limited to General ATR (Non-QM, ATR Risk, ATR Fail) evaluation and do not apply to Qualified Mortgage (QM) reviews.

•	Compensating factors for Guideline Deficiencies – Compensating factors are not permitted to override, waive, or trump any of the 8 factors under 1026.43(c) that were not addressed by lender based on the documents in the loan file. Compensating factors may be considered in reducing the severity of guideline deficiencies in cases where the file contains evidence that the related ATR factor was addressed and considered, but did not have strict adherence to guideline requirements (e.g. Guidelines require 2 years tax returns and file contains 1 year tax returns).

o	Present but deficient documentation – To the extent there is a documentation deficiency, but file contains evidence that the ability to repay component was considered (e.g. Guidelines require signed and dated tax returns and file contains unsigned undated tax returns), an EV2-B level exception will be cited for the deficiency in the documentation against guidelines. On the contrary, if Guidelines require signed and dated tax returns and file does not contain any tax returns or transcripts, finding will be reported as an EV3-C and yield a QM/ATR loan designation of ATR Fail.

•	Lender Policies Overlay – Lender policies that act as an overlay or clarification of their approach to underwriting beyond the guidelines are considered in the review to determine if loan documentation adheres to guidelines. No exception will be cited for guideline deviations that otherwise adhere to or meet requirements set forth in Lender Policies. Provided there are no other open EV3-C ability to repay findings, loans with guideline deviations with documentation that adheres to or meets requirements set forth in Lender Policies will yield a QM/ATR loan designation of Non-QM.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

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(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

There were sixty-three (63) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable Moodys NRSRO grading criteria, four (4) loans (6.35%) had an Overall grade of “A”, forty-five (45) loans (71.43%) had an Overall grade of “B, and fourteen (14) loans (22.22%) had an Overall grade of “D”.

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Moodys Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	4	6.35%
B	45	71.43%
C	0	0.00%
D	14	22.22%
Total	63	100.00%

COMPLIANCE RESULTS SUMMARY

Sixty-three (63) loans were reviewed in the Compliance review scope. Four (4) loans (6.35%) loans reviewed received an “A” Compliance grade, forty-five (45) loans (71.43%) received a “B” Compliance grade, and fourteen (14) loans (22.22%) received a “D” Compliance grade.

Moodys Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	4	6.35%
B	45	71.43%
C	0	0.00%
D	14	22.22%
Total	63	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the sixty-three (63) loans reviewed, sixty (60) unique Loans had seven hundred twenty-nine (729) different tape discrepancies across forty-six (46) data fields (some Loans had more than one data delta). The most variances were found on Refi Purpose, Purpose and Representative FICO.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	3	49	6.12%	63
Amortization Term	12	26	46.15%	63
Amortization Type	31	53	58.49%	63
Appraisal Date	24	24	100.00%	63
Appraised Value	2	2	100.00%	63
Balloon Flag	14	47	29.79%	63
Borrower First Name	0	3	0.00%	63
Borrower Last Name	0	3	0.00%	63
City	0	32	0.00%	63
Contract Sales Price	6	6	100.00%	63
Doc Type	17	22	77.27%	63
First Interest Rate Change Date	10	12	83.33%	63
First Payment Change Date	1	2	50.00%	63
First Payment Date	21	60	35.00%	63
Index Type	14	18	77.78%	63
Interest Collection Type	3	5	60.00%	63
Interest Only	19	54	35.19%	63

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Interest Only Period	20	23	86.96%	63
Interest Rate Change Frequency	28	31	90.32%	63
Interest Rate Initial Cap	0	2	0.00%	63
Interest Rate Initial Floor	1	1	100.00%	63
Interest Rate Life Cap	29	29	100.00%	63
Interest Rate Life Floor	12	12	100.00%	63
Interest Rate Life Max	28	33	84.85%	63
Interest Rate Life Min	28	31	90.32%	63
Interest Rate Periodic Cap	28	32	87.50%	63
Interest Rate Periodic Floor	31	31	100.00%	63
Lien Position	0	56	0.00%	63
LTV Valuation Value	18	55	32.73%	63
Margin	28	33	84.85%	63
Maturity Date	37	60	61.67%	63
Maximum Balance %	1	1	100.00%	63
MERS Min Number	1	2	50.00%	63
Neg Am	1	26	3.85%	63
Next Interest Rate Change Date	31	32	96.88%	63
Note Date	6	60	10.00%	63
Occupancy	6	30	20.00%	63
Original CLTV	0	5	0.00%	63
Original Interest Rate	17	59	28.81%	63
Original Loan Amount	16	60	26.67%	63
Original LTV	5	29	17.24%	63
Original P&I	8	31	25.81%	63
Original Term	31	57	54.39%	63
Payment Change Frequency	1	1	100.00%	63
Payment Frequency	0	1	0.00%	63
PMI Company	1	1	100.00%	63
PMI Coverage %	2	2	100.00%	63
Property Type	7	60	11.67%	63
Purpose	38	58	65.52%	63
Refi Purpose	40	55	72.73%	63
Representative FICO	38	54	70.37%	63
State	0	60	0.00%	63
Street	6	32	18.75%	63
Zip	8	32	25.00%	63
Total	729	1,595	45.71%	63

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	42	66.67%	$7,766,029.00	59.86%
Adjustable	21	33.33%	$5,207,821.80	40.14%
Total	63	100.00%	$12,973,850.80	100.00%

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Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	63	100.00%	$12,973,850.80	100.00%
Total	63	100.00%	$12,973,850.80	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	21	33.33%	$3,924,267.12	30.25%
Cash Out: Home Improvement/Renovation	1	1.59%	$280,000.00	2.16%
Cash Out: Other/Multi-purpose/Unknown Purpose	10	15.87%	$2,486,441.05	19.17%
First Time Home Purchase	5	7.94%	$612,220.00	4.72%
Other-than-first-time Home Purchase	4	6.35%	$861,050.00	6.64%
Rate/Term Refinance - Borrower Initiated	12	19.05%	$2,724,800.00	21.00%
Unavailable	10	15.87%	$2,085,072.63	16.07%
Total	63	100.00%	$12,973,850.80	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
181-240 Months	2	3.17%	$236,683.16	1.82%
241-360 Months	60	95.24%	$12,521,465.84	96.51%
361+ Months	1	1.59%	$215,701.80	1.66%
Total	63	100.00%	$12,973,850.80	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	39	61.90%	$7,708,111.60	59.41%
Condo, Low Rise	1	1.59%	$198,700.00	1.53%
PUD	6	9.52%	$1,650,623.35	12.72%
Single-wide Manufactured Housing	1	1.59%	$140,000.00	1.08%
2 Family	2	3.17%	$745,000.00	5.74%
Unavailable	14	22.22%	$2,531,415.85	19.51%
Total	63	100.00%	$12,973,850.80	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	60	95.24%	$12,481,985.89	96.21%
Unknown	3	4.76%	$491,864.91	3.79%
Total	63	100.00%	$12,973,850.80	100.00%

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